Anterix Expands Private Wireless Leadership with New 10 MHz Grid Deployment Utilities take control of their digital future, leveraging private networks to secure and optimize critical infrastructure WOODLAND PARK, NJ, APRIL 6, 2026 — Anterix (NASDAQ: ATEX), the leader in mission- critical private wireless broadband spectrum for utilities, and NorthWestern Energy announced today a milestone sale agreement, marking the first planned deployment of Anterix’s 10 MHz broadband configuration in the 900 MHz band. The agreement follows the Federal Communications Commission’s (FCC) unanimous February 2026 approval to expand Anterix's broadband spectrum allocation, which will effectively almost double the capacity available for utilities. “NorthWestern Energy’s territory spans vast distances across remote, rugged terrain and extreme weather conditions – exactly where our 900 MHz wireless broadband spectrum delivers unmatched, mission critical connectivity for utility communications,” said Anterix President & CEO, Scott Lang. “We are proud to provide the foundation NorthWestern Energy needs to build a secure platform for a modern grid, enabling the delivery of safe, reliable energy for the communities they serve.” “The increased capacity gained from this 10 MHz broadband configuration is a solid foundation as we expand NorthWestern Energy’s wireless communications network to securely and reliably modernize the grid and energy infrastructure serving our customers,” said NorthWestern Energy Director of Network Engineering and Operations, Mark Maroney. “That means real-time control of remote distribution powerlines and equipment, redundant, reliable connectivity to field devices, real-time monitoring and enhanced situational awareness of our energy systems in areas at high risk for wildfire and more efficient restoration of service when outages do occur.” With this agreement, NorthWestern Energy becomes the tenth utility to secure Anterix’s 900 MHz spectrum. This milestone underscores the industry-wide shift toward private, utility- controlled networks, as the preferred infrastructure for the energy transition. Beyond spectrum, Anterix continues to accelerate utility time-to-value through its TowerX™ nationwide tower access program, CatalyX® turnkey connectivity management, and the Anterix Active Ecosystem of more than 150 technology innovators. Shareholder Contact Natasha Vecchiarelli VP, Investor Relations & Corporate Communications Anterix 973-531-4397 nvecchiarelli@anterix.com

Media Contact Paul Gaige Senior Vice President Burson 504-957-1434 Paul.Gaige@bursonglobal.com About Anterix Anterix is transforming how critical infrastructure stays connected. As the market leader in mission-critical private wireless broadband spectrum for the utility sector, Anterix delivers more secure, private 900 MHz licensed spectrum and advanced intelligent infrastructure solutions that enhance efficiency, strengthen resilience, and accelerate digital transformation. Backed by a growing ecosystem of industry-leading partners, Anterix provides the connectivity foundation that powers a more resourceful and resilient future. Learn more at www.anterix.com. Forward-Looking Statements Certain statements contained in this press release, other than historical information, constitute forward-looking statements within the meaning of the federal securities laws. Words such as “believes,” “anticipates,” “estimates,” “expects,” “intends,” “aims,” “potential,” “will,” “would,” “could,” “considered,” “likely,” “estimate” and variations of these words and similar future or conditional expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Forward-looking statements include, but are not limited to, statements regarding: (i) the timing of payments under the Anterix-NWE agreement, (ii) Anterix’s ability to clear any interference with incumbent users of the 900 MHz broadband spectrum allocation in NWE’s service area on a timely basis; (iii) Anterix's ability to qualify for and timely secure broadband licenses in NWE’s service area; and (iv) Anterix's ability to satisfy the other terms of its agreement with NWE. Any such forward-looking statements are based on the current expectations of Anterix's management and are subject to a number of risks and uncertainties that could cause Anterix's actual future results to differ materially from its management's current expectations or those implied by the forward-looking statements. These risks and uncertainties include, but are not limited to: (i) Anterix may not be successful in commercializing its spectrum assets to its targeted utility and critical infrastructure customers on a timely basis and on favorable terms; (ii) Anterix may be unable to secure broadband licenses from the FCC on a timely and cost-effective basis; (iii) Anterix has a limited operating history with its current business plan, which makes it difficult to evaluate its prospects and future financial results and its business activities, strategic approaches and plans may not be successful; and (iv) the value of Anterix's spectrum assets may fluctuate significantly based on supply and demand, as well as technical and regulatory changes. These and other risk factors that may affect Anterix's future results of operations are identified and described in more detail in Anterix's most recent filings on Forms 10-K and 10-Q and in other filings that it makes with the SEC from time to time. These documents are available on Anterix's website at www.anterix.com under the Investor Relations section and on the SEC's website at www.sec.gov. Accordingly, you should not rely upon forward-looking statements as predictions of future events. Except as required by applicable law, Anterix undertakes no obligation to update publicly or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.